SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 4, 1996

                              CONCORD FABRICS INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     I-5960
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                              (Commission File No.)

                                   13-5673758
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                        (IRS Employer Identification No.

   1359 Broadway, New York, New York                                     10018
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code (212) 760-0300

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant.

     In accordance with Item 304 of Regulation S-K, the following information pertains to the change in Registrant's Certifying Accountant.

     (i) Arthur Andersen LLP ("Andersen") has been appointed as the Registrant's certified public accountants to replace Eisner & Lubin LLP ("Eisner") who has been dismissed, effective December 4, 1996.

     (ii) Eisner did not qualify or modify their audit opinion for any of the past two years as to uncertainty, audit scope or accounting principles.

     (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

     (iv) There were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the two most recent fiscal years or in the period between September 2, 1996 and December 4, 1996.

     (v) None of the kinds of events listed in (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred during either of the Registrant's two most recent fiscal years or the period from September 2, 1996 to December 4, 1996.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         16. Letter to the Securities and Exchange Commission dated December 6, 1996 from Eisner & Lubin LLP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONCORD FABRICS INC.

                                       By: /s/ Earl Kramer
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                                           Earl Kramer,
                                           President and Chief Executive Officer

Date:  December 5, 1996

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